Exhibit 99.1

THE AI INFRASTRUCTURE COMPANY Data Center and Cloud Solutions for AI Workloads 1 Investor Presentation January 2026

DISCLAIMER 2 This presentation by WhiteFiber, Inc. (“WhiteFiber,” the “Company,” “we,” “our,” and “us”) is provided for informational purposes only so that you can familiarize yourself with the Company. Although the Company believes the information contained herein is accurate in all material respects, the Company does not make any representation or warranty, either express or implied, as to the accuracy, completeness or reliability of the information contained in this presentation. You should not construe the contents of this presentation or other information we may provide as accounting, legal or tax advice or investment recommendations. Forward - Looking Statements This presentation may include express or implied forward - looking statements about us and our industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this presentation, including statements regarding our strategy, future financial condition, future operations, projected costs, prospects, plans, objectives of management, and expected market growth, are forward - looking statements. In some cases, you can identify forward - looking statements by words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “goal,” “objective,” “seeks,” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Forward - looking statements contained in this presentation include, but are not limited to, statements about our ability to scale our business and acquire new data centers; the implementation of our business model and strategic plans; our ability to commercialize, manage and grow our business by acquiring new customers; our ability to compete with other companies engaged in our industry; our expectation about market trends; estimates of our expenses, future revenue, capital requirements, needs for additional financing and our ability to obtain additional capital; general economic, industry, and market conditions; and our future financial performance. You should not rely on forward - looking statements as predictions of future events. We have based the forward - looking statements contained in this presentation primarily on our current expectations, estimates, forecasts, and projections about future events and trends that we believe may affect our business, financial condition, results of operations, and prospects. Although we believe that we have a reasonable basis for each forward - looking statement contained in this presentation, we cannot guarantee that the future results, levels of activity, performance, or events and circumstances reflected in the forward - looking statements will be achieved or occur at all. The outcome of the events described in these forward - looking statements is subject to risks, uncertainties, and other factors. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward - looking statements contained in this presentation. These forward - looking statements are subject to a number of risks and uncertainties, as set forth the section entitled “Risk Factors” and “Cautionary Statement Regarding Forward - Looking Statements and Risk Factors Summary” in our prospectus filed pursuant to Rule 424(b)(4) of the Securities Act of 1933, as amended, filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 8, 2025, our Quarterly Report on Form 10 - Q for the quarter ended September 30, 2025 filed with the SEC on November 13, 2025, and other factors identified in the documents that we have filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward - looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that we do not presently know or that we currently believe are immaterial that could also cause actual results to differ from those contained in the forward - looking statements. The forward - looking statements made in this presentation relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward - looking statements made in this presentation to reflect events or circumstances after the date of this presentation or to reflect new information or the occurrence of unanticipated events, except as required by law. We may not actually achieve the plans, intentions, or expectations disclosed in our forward - looking statements, and you should not place undue reliance on our forward - looking statements. Use of Projections This presentation contains projected financial information with respect to WhiteFiber, including the results of our investments and build - out costs, and the financial information included in WhiteFiber's long - term target operating model and illustrative unit economics. Such projected financial information constitutes forward - looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. See “Forward - Looking Statements” above. Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. Neither of the independent registered public accounting firms of WhiteFiber or Enovum Data Centers Corp. have audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. Since the financial projections cover multiple years, such information by its nature becomes less reliable with each successive year. Financial Information; Non - GAAP Measures Some of the historical financial information contained in this presentation is unaudited and does not conform to Regulation S - X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in any future filing with the SEC. In addition, this presentation also includes financial information , such as EBITDA and Adjusted EBITDA, that has not been prepared in accordance with the accounting principles generally accepted in the United States (“GAAP”). WhiteFiber believes these non - GAAP financial measures, in addition to corresponding GAAP measures, are useful to investors by providing meaningful information about operational efficiency compared to its peers by excluding the impacts of differences in tax jurisdictions and structures, debt levels and capital investment. Management believes Adjusted EBITDA is a useful performance measure because it allows for an effective evaluation of the Company’s operating performance by excluding stock - based compensation and unrealized gains and losses on benefit plan investments as they are considered non - cash and not part of the Company’s core operations. The Company also excludes the one - time, non - recurring costs associated with the Reorganization of WhiteFiber from Bit Digital as those are not expected to continue. Rating agencies and investors will also use EBITDA and Adjusted EBITDA to calculate WhiteFiber’s leverage as a multiple of EBITDA and Adjusted EBITDA. WhiteFiber’s management uses these non - GAAP financial measures in conjunction with GAAP results when evaluating its operating results internally and calculating compensation packages and leverage as a multiple of EBITDA and Adjusted EBITDA to determine the appropriate method of funding operations of the Company. EBITDA is calculated by adding back income taxes, interest expense and depreciation, amortization expense to net income. Adjusted EBITDA is calculated by adding back unrealized gains and losses on benefit plan investments, stock - based compensation and one - time separation costs, to EBITDA. These non - GAAP financial measures should not be considered as alternatives to, or more meaningful than, GAAP financial measures such as net income and is intended to be helpful supplemental financial measures for investors’ understanding of WhiteFiber’s operating performance. WhiteFiber’s non - GAAP financial measures are not standardized; therefore, it may not be possible to compare these financial measures with other companies’ EBITDA and Adjusted EBITDA measures having the same or similar names. For reconciliations to the most directly comparable GAAP measure, see the Appendix. Industry and Market Data This presentation also contains market data and industry forecasts from certain third - party sources of information, including publicly available industry publications and subscription - based publications. None of such data and forecasts was prepared specifically for us. No third - party source that has prepared such information has reviewed or passed upon our use of the information in this presentation, and no third - party source is quoted or summarized in this presentation as an expert. We believe these data are reliable, but we have not independently verified the accuracy of this information and make no representation or warranty, either express or implied, as to the accuracy, completeness or reliability of the information contained in this presentation.

INVESTMENT HIGHLIGHTS 3 (1) McKinsey & Company’s upper - range scenario. Source: McKinsey & Company – “AI power: Expanding data center capacity to meet growing demand” (2024). (2) Source: Mordor Intelligence – “Cloud AI Market Size & Share Analysis - Growth Trends & Forecasts“ (2026). (3) Source: Company estimate for industry average. Significant and Growing Opportunity for Our Solutions > ~298 GW Global Data Center Capacity Demand by 2030E (1) > ~$454B Global Cloud AI Market by 2031E (2) Differentiated and Efficient Approach > Retrofit strategy addresses customer needs faster than greenfield solutions (3) > Buildout cost $7M - $9M per gross MW, up to 40% lower than greenfield (3) High ROI Solutions > High unlevered returns for data centers and cloud services Robust HPC Data Center Portfolio and Pipeline > Four facilities with 115 gross MW of capacity expected within four years > Broader pipeline under evaluation Deeply Experienced Team > Senior operating team with about 15 years of experience on average for each individual in the data center and cloud services industries Clean Capital Structure to Support Growth > Anchored by low - cost bank debt and ordinary shares

SCALING INTO CUSTOMER DEMAND 4 Dec. 2024 MTL - 2 Ŀ 5.0 MW (3) Colocation Agreement Jan. 2025 Jul. 2024 Established Partnership Apr. 2025 NC - 1 Ŀ 24 MW Ŀ 99.0 MW (1) MTL - 3 Ŀ 7 MW Jan. 2024 Launch Cloud Services Dec. 2025 Financing Source: Company information; Note: all MW reflected on a gross basis. (1) Total NC - 1 power capacity of at least 99.0 MW within four years with additional expansion capacity potentially available. (2) FactSet as of January 15, 2026. (3) Development of MTL - 2 has been put on hold. Oct. 2024 MTL - 1 Ŀ 4.0 MW Acquired Data Center Platform High - performance infrastructure serving 20+ enterprise and cloud customers , delivering scalable, energy - dense solutions for today’s fastest - growing AI and HPC workloads. Aug. 2025 Jun. 2025 IPO Current Market Cap: ~$700M (2) Colocation Agreement $865M TCV Oct. 2025 MTL - 3 Fully Operational

STRATEGIC RELATIONSHIPS 5 Source: Company information as of September 30, 2025; Note: All MW reflected on a gross basis. (1) Co - location capacity under rental agreement. (2) Development of MTL - 2 has been put on hold. (3) Pipeline defined as data center sites for sale and under evaluation by management. (4) Includes customers that have signed definitive agreements but are not yet generating revenue. (5) Total NC - 1 power capacity of at least 99.0 gross MW within four years with additional expansion capacity potentially available. Initial power availability 24.0 gross MW. MTL - 1 4.0 MW MTL - 3 7.0 MW NC - 1 (5) 99.0 MW Footprint Pipeline (3) MTL - 2 5.0 MW (2) MW Online in 2025 ~11 MW Online by YE 2026E ~76 GW Pipeline (3) ~1.6 NVIDIA GPUs Deployed ~4,500 Customers (4) 20+ Deep Tech Accelerated Cloud Offering WHITEFIBER TODAY Iceland (1)

OUR DATA CENTERS ARE DESIGNED TO MEET THE STRINGENT DEMAND OF AI CUSTOMERS High Power Density and Robust Bandwidth Concurrent Maintainability 99.982% Uptime and No More than 1.6 Hours of Downtime Annually Infrastructures Supporting AI Workloads Differentiated Software Supporting AI Workloads Advanced and Highly Reliable Cooling Systems Uninterruptible Power Supply Strict Monitoring and Management Systems N+1 Redundancy Architecture ADDRESSING THE UNMET DEMAND FOR TIER - 3 DATA CENTERS 6 SOC 2 Type 2 Source: Uptime Institute.

DATA CENTER SITE SELECTION DISCIPLINED SITE SELECTION LEADS TO ENHANCED RETURN SOLUTIONS > Positioned for low - latency to address long - term, specialized AI computing inference needs PROXIMITY TO METROPOLITAN AREAS > Retrofit with cooling, security, redundancy, and network equipment to support AI - optimized hardware > Accelerated time - to - market and realized revenue (1) > Buildout cost per gross MW of $7M - $9M (up to 40% cheaper than greenfield solutions) (1) RETROFIT OPPORTUNITIES > Smaller sites reduce risk, while certain larger sites can lend themselves to more efficient modular development SMALLER OR SUPPORTS MODULARITY > Suitable for discerning customers beyond the largest hyperscalers ADDRESSES CUSTOMER DEMAND > Locate sites with locked - in future power to expand over time POWER ACCESS TYPICAL CRITERIA BENEFITS 7 (1) Source: Company estimate for industry average.

8 (1) MTL - 1’s full capacity is occupied under lease agreements with an average duration of approximately 30 months as of September 30, 2025. (2) 100% contracted for Phase 1 & 2 capacity which represents 40 IT Load MW. (3) 20 MW expected in April 2026 and 20 MW expected in May 2026. MTL - 2 5 Gross MW MTL - 3 7 Gross MW Capacity: 100% Operational Customer: Cerebras Systems IT Load: 5 MW Term: 5 years > Cerebras builds computer systems for AI / deep learning applications NC - 1 99 Gross MW Capacity: 100% contracted (2) Customer: Nscale IT Load: 40 MW (1H26) (3) Term: 10 years > Closing stages of contract negotiations with multiple counterparties MTL - 1 4 Gross MW Fully Owned COD: TBD Lease with Purchase Option COD: Operational Q4 2025 Fully Owned COD: Operational Exp. Q2 2026 Leased with Purchase Option COD: Jan. 2021 Capacity: 100% contracted Customer: Multiple Customers IT Load: 3 MW Average Term: 2.5 years (1) > MTL - 1’s full capacity is occupied by 14 customers across a variety of end markets Acquired with Enovum Capacity: TBD Customer: TBD IT Load: 3 MW Average Term: TBD > Flexibility for pure colocation model or WhiteFiber cloud deployment DATA CENTER PORTFOLIO

MTL-3: CEREBRAS RETROFIT CASE STUDY

In March 2025, Cerebras selected WhiteFiber to design and deliver a Tier III-compliant retrofit data center on an **aggressive timeline**. Requirements included direct liquid cooling, redundancy, resiliency, and precision environmental control.

WhiteFiber turned a former mattress factory into custom build world class AI optimized data center **in only 6 months.**

5 MW
IT Load

< C$ 9M
Buildout cost per MW

1.3(1)
PUE

PROJECT HIGHLIGHTS

Complex Build – Record Time	> Site delivered in 6 months, versus 18+ months for typical greenfield builds > Modular data center build approach and a specialized procurement ecosystem enabled expedited delivery
Direct-to-Chip Liquid Cooling	> Custom-engineered loops provided precision thermal management, enabling rack densities unachievable with conventional air cooling
Tier III Concurrently Maintainable Design	> Achieved 3→2 redundancy across critical systems, ensuring uptime guarantees with efficient capital deployment

(1) Versus industry standard of 1.45.

WHITEFIBER
9

NC-1: NSCALE ANCHOR CONTRACT

Customer	IT Load	Term	Total Contract Value[(1)]
NSCALE	40 MW	10 Years	$865M

Execution & Structure

- Modified gross lease with expense pass-through
- Retrofit development enables faster speed to market and lower cost
- Initial deployment expected to be operational by mid-2026

Forward Optionality

- Nscale receives priority notification rights for future site capacity
- Potential expansion toward ~2× initial deployment by end of 2027
- Project-level financing expected for 1Q 2026

(1) Approximately $865 million, inclusive of contractual annual rate escalators and non-recurring installation and build-related charges.

WHITEFIBER

10

54 MW Phase 1 & 2 Gross Capacity 99 MW Total Target Expanded Gross Capacity (1) ~1,000,000 Leasable Square Feet 100% (2) Phase 1 & 2 Gross Capacity Contracted ~$53M Purchase Price (Incl. Earnout) 100% Ownership Duke Energy Power Provider ~$0.05 per kWh Energy Cost TRANSACTION SUMMARY NC - 1 SITE OVERVIEW 11 > Large retrofit project  expected reduced cost and expedited build time > Located in data center hub; eight hyperscaler data centers within 100 - mile radius > To be developed in modular segments > Signed 10 - year, 40 MW colocation agreement with Nscale ($865M TCV) KEY HIGHLIGHTS (2) For initial 40 IT Load MW across Phase 1 & 2. (1) Per the Duke Energy Capacity Agreement, Duke Energy agreed to commercially reasonable efforts to achieve 44.0 MW of service by April 2026, 99.0 MW within four years. Management believes NC - 1 may receive up to 200.0 gross MW of power supply over time subject to infrastructure upgrades and other conditions.

DATA CENTER CAPACITY GROWTH 12 Source: Company information. (1) Pipeline defined as data center sites for sale and under evaluation by management and could include amounts potentially derivable from NC - 1 depending on power delivery cadence. WhiteFiber Data Center Gross MW Online Cadence +7 MW +54 MW +11 MW 4 MW 4 MW 11 MW 65 MW 76 MW 2Q25 3Q25 4Q25 1H26E YE26E MTL - 1 MTL - 3 NC - 1 Phase 1 & 2 Pipeline (1) / MTL - 2

CLOUD SOLUTIONS > Access to Power and GPUs > AI Infrastructure Expertise > Security and Compliance > Optimization and Management CUTTING - EDGE GPUs TECH - DRIVEN OPTIMIZATION CUSTOMER PAIN POINTS GO TO MARKET STRATEGY > SMB - MM: Long - term reserved cloud instances > Upper MM - Enterprise: Managed AI (Turn - key Private Cloud) BESPOKE SERVICES 13

MAXIMUM PERFORMANCE > Optimize each layer of stack by hardware generation > Tailored cluster design based on customer requirements and goals HIGH - TRUST CLUSTERS > Customer - specific security envelope > Security parameters designed into implementation (1) Technology solutions expected to be rolled out in Q1 2026, per management estimates. 14 WHITEFIBER CLOUD TECHNOLOGY (1) OPTIMIZING CUSTOMER OUTCOMES:

CROSS - DATA CENTER WORKLOADS OPTIMIZE PERFORMANCE • Low - latency offering for inference needs • Provide compute closer to end - user • 80 - kilometer range OVERCOME SCALE LIMITATIONS • Seamlessly expand across sites • Avoid single data center power and space constraints BUILT - IN REDUNDANCY • Geographic load balancing • Minimize risk of single point of failure • Disaster recovery setup Operate GPU Clusters Across Multiple Data Centers Note: Cross - data workload technology expected to be commercially available in Q1 2026 per management estimates. 15

FINANCIAL RESULTS 16 Source: Company information. (1) Includes Equipment Leasing revenue of $0.6M in FY2024 and $1.6M in LTM Q3 2025. Data Center Revenue Cloud Services Revenue (1) Combined Revenue Enovum acquired in October 2024 and financials do not include results prior to this period $1.4 M $6.4 M FY2024 LTM Q3 2025 $46.3 M $64.1 M FY2024 LTM Q3 2025 $47.6 M $70.5 M FY2024 LTM Q3 2025

WHY INVEST NOW? Robust HPC Data Center Portfolio and Pipeline Differentiated and Efficient Approach Significant and Growing Opportunity for Our Solutions High ROI Solutions, with Attractive Unit Economics Deeply Experienced Team Clean Capital Structure to Support Growth 17

APPENDIX ʙ

WHITEFIBER TEAM



Sam Tabar
Chief Executive Officer

- **Bit Digital** – *Chief Executive Officer*
- **Bank of America** – *Head of Capital Strategy*
- **Skadden, Arps** – *Lawyer, Mergers and Acquisitions*



Eric Huang
Chief Financial Officer

- **Bit Digital** – *Chief Financial Officer*
- **Long Soar Technology Limited** – *Co-Founder and Advisor*
- **Bitotem Investment Management Limited** – *Founder and CEO*



Billy Krassakopoulos
President

- **Enovum Data Centers** – *Chief Executive Officer*
- **Estruxture Data Centers** – *Vice President*
- **Netelligent Hosting Services** – *Founder*



Ben Lamson
Head of Revenue

- **Bit Digital** – *Head of Revenue*
- **DigitalOcean** – *Head of Paperspace Revenue at DigitalOcean*
- **Paperspace** – *Chief Revenue Officer*

WHITEFIBER
19

SELECT WHITEFIBER BOARD MEMBERS David Andre Independent Director > Google – Chief Science Officer at X, The Moonshot Factory > Cerebellum Capital – CEO, CTO Co - Founder > BodyMedia – Director of Research Pruitt Hall Independent Director > Kirkland – Director, Mission Critical Services > Falk Integrated Technologies – Director of Technology Services 20

3Q 2025 3Q 2024 FY 2024 ($ in thousands) $20,180 $12,281 $47,639 Revenue Operating costs and expenses ($6,989) ($5,460) ($20,216) Cost of revenue (exclusive of depreciation) (6,371) (4,325) (16,511) Depreciation and amortization expenses (21,323) (3,344) (10,284) General and administrative expenses ($34,684) ($13,129) ($47,011) Total operating expenses ($14,504) ($847) $628 Income from operations ($1,183) ($866) $1,616 Other income, net ($15,687) $19 $2,244 Income before provision for income taxes ($67) ($384) ($874) Income tax expenses ($15,754) ($365) $1,370 Net income 21 GAAP HISTORICAL INCOME STATEMENT Note: Numbers may not sum due to rounding.

3Q 2025 3Q 2024 FY 2024 ($ in thousands) ($15,754) ($365) $1,370 Net income ($6,371) ($4,325) $16,511 Depreciation and amortization expenses (67) (384) 874 Income tax (benefits)/expense ($9,316) $4,344 $18,755 EBITDA $338 $ - $ - Net loss from disposal of PP&E $11,255 $1,297 $3,171 Share - based compensation expenses $2,277 $5,641 $21,926 Adjusted EBITDA ADJUSTED EBITDA RECONCILIATION 22 Note: Adjusted EBITDA is a non - GAAP measure. Note: Numbers may not sum due to rounding.